Change in Plan Assets (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets at beginning of year	$ 21,422	$ 17,807
Actual return on plan assets	5,424	2,916
Employer contributions	155	224
Plan participants' contributions	44	75
Benefits paid	(68)	(105)
Foreign currency exchange rate changes	(1,568)	505
Fair value of plan assets at end of year	$ 25,409	$ 21,422